Exhibit 10.4

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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ADDENDUM N°3 TO THE AGREEMENT

Between:

•	ERYTECH Pharma, S.A. with a share capital of 792 461,10 euros €, having its registered head office in Lyon 08, Bâtiment Adénine, 60 avenue Rockefeller, registered with the Trade and Companies Registry of Lyon under the number 479 560 013, represented by Mr Gil BEYEN, Chief Executive Officer, (“ERYTECH”)

and

•	ORPHAN EUROPE, S.A.R.L., with share capital of 320,000 €, having its registered head office in Puteaux, Immeuble Le Wilson, 70 Avenue du Général de Gaulle, registered with the Trade and Companies Registry of Nanterre under number 379 088 115, represented by Mr Andrea Recordati, Managing Director and Mr Massimo Mineo, General Manager EMEA (“OE”)

PREAMBLE

On 22 November 2012 ERYTECH and OE signed a License and Distribution Agreement (hereinafter referred to as the “Agreement”), according to which, amongst others, ERYTECH appointed OE as its exclusive distributor of the Product for the Primary Indications in the Territory and granted OE a license to the Licensed IP and the Trade Mark.

ERYTECH is finalizing with Medac GmbH some amendments to the Medac Agreements, concerning the supply of the L-asparaginase (native or recombinant, as the case may be) for the Product and the related supply price, as well as the term of the Medac Agreements. The execution versions of the addenda, respectively, to the [***].

In consideration of the above and of the terms of the [***], ERYTECH and OE wish to amend the Agreement in order to adjust their contractual relationship [***].

IN CONSIDERATION OF THE MUTUAL COVENANTS EXPRESSED HEREIN, WHICH ARE INTEGRAL AND ESSENTIAL PART OF THIS ADDENDUM, THE PARTIES HERETO AGREE AS FOLLOWS:

A) If not otherwise specified in this Addendum, capitalized terms shall have the meaning attributed to them in the Agreement.

B) Subject to the terms hereof and to the execution of the [***], pursuant to Art. 17.1 [***], OE [***].

Any proposal by ERYTECH to [***] shall be subject to a [***], unless [***] is required by Applicable Laws. It is understood that [***], having in mind its interest in marketing the Product, and maximizing its margin from such marketing, under the Agreement.

It is also agreed that ERYTECH shall bear all costs and expenses [***] (including, by way of example, costs and expenses for [***]).

[***] = CONFIDENTIAL TREATMENT REQUESTED

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C) The Parties agree that the price for the supply of a [***] of [***] of [***] (being an item of the “[***]” under [***] of the “Supply Price” [***], in the form of [***] and delivered to ERYTECH [***] shall be charged by ERYTECH (as duly documented by ERYTECH) to OE at [***].

The Parties agree that [***] the price to be charged by ERYTECH to OE (as an item of the “[***]” under [***] of the “Supply Price” [***]) shall [***]; therefore, if [***] and [***] shall be [***] by [***].

D) As a consequence of point C) above:

(i)	[***] (being an item of “[***]” under [***]) according to point C) above and to reflect [***]; and

(ii)	[***]; and

(iii)	[***] on the [***] shall be [***] according to the provisions of this Addendum.

E) Art. 17.5 and 17.6 of the Agreement are hereby deleted and cancelled.

F) Schedule 1.1.3 (List of Patents in Licensed IP) of the Agreement is updated as per Schedule F to this Addendum.

G) The definition of Territory is amended as follows: shall mean the 28 countries currently forming the European Union, Norway, Switzerland, Liechtenstein, Iceland, Serbia, Macedonia, Montenegro, Kosovo, Albania, and Bosnia and Herzegovina, including their current possessions and territories. In case a country currently member of the European Union is no longer a member of the European Union, it is understood that such country shall be in any case considered a country of the Territory.

H) This Addendum, including the related attachments, is essential and integral part of the Agreement. Except as expressly set forth by this Addendum, all terms and conditions of the Agreement as amended shall remain unchanged and in full force and effect.

In two originals,

For ERYTECH On : 07 / 07 / 2016

/s/ Gil Beyen
Mr Gil BEYEN
Chief Executive Officer

For OE

On : 21 / 07 / 2016

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/s/ Andrea Recordati
Mr Andrea Recordati
Gérant/Managing Director

/s/ Massimo Mineo
Mr Massimo Mineo
General Manager EMEA

[***] = TEN (10) PAGES OF CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS SCHEDULE B, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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SCHEDULE B): [***]

[***] = CONFIDENTIAL TREATMENT REQUESTED

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SCHEDULE F: Update of SCHEDULE 1.1.3 of the Agreement (List of Patents in Licensed IP)

[***]

[***] = CONFIDENTIAL TREATMENT REQUESTED

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SCHEDULE 1[***]

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